UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09090

AMERISTOCK MUTUAL FUND, INC.
(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California			94502
(Address of principal executive offices)			(Zip code)

Nicholas D. Gerber 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Registrant’s telephone number, including area code:		(510) 522-3336

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2007

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

December 31, 2007

AMERISTOCK MUTUAL FUND, INC.

TABLE OF CONTENTS

MANAGER’S COMMENTARY*	4

FUND EXPENSES	8

SCHEDULE OF INVESTMENTS	9

STATEMENT OF ASSETS AND LIABILITIES	11

STATEMENT OF OPERATIONS	12

STATEMENTS OF CHANGES IN NET ASSETS	13

FINANCIAL HIGHLIGHTS	14

NOTES TO FINANCIAL STATEMENTS	15

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Ameristock Mutual Fund	-5.03%	0.54%	4.82%	8.06%	7.45%	11.84%
S&P 500	-1.37%	5.49%	8.62%	12.82%	5.91%	9.94%
Dow Industrials	-1.07%	8.88%	9.66%	12.24%	7.43%	11.21%

Average annual total returns and annual returns are for the period ended December 31, 2007 and reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2007, the expense ratio of the Fund was 0.80%.

Scorecard

The portfolio’s position in the Financial sector (about 20% of portfolio) was the main culprit for the negative returns for the past 6 months. Two of the worst performing Fund holdings were Citigroup and Bank of America. Both of these “Money Center” banks were severely affected by subprime mortgage woes. Loose lending practices to home buyers have come home to roost. Earnings took a major hit as banks and brokers wrote down billions of dollars in mortgage related investments and set aside billions of dollars more in reserves to cover potential bad loans. In Citi’s case, these problems resulted in slashing their common stock dividend.

It’s not just the big banks that were adversely impacted by the mortgage crisis. It has permeated much of the Financials sector including two other holdings in the portfolio: Fannie Mae and American Express. With the housing market slump and possible rise in foreclosures, Fannie Mae had to set aside billions in reserves and raise additional cash. American Express (added to the portfolio in August replacing Washington Mutual) has had to set aside more in reserves in anticipation of potential rising consumer credit defaults. We had at one point looked into adding companies (either their equity or debt instruments) that were impacted by the sub-prime crisis. We decided it was additional risk we did not want to take at the time. Subsequently, the sovereign wealth funds stepped up to provide massive capital infusions to several major banks and brokerages. Apparently, we were not the only ones thinking there was value along this pathway.

Aside from Financials sector, the Materials (about 9% of the portfolio) and Industrials (about 6% of the portfolio) sectors were performance detractors.  We continue to like the companies we own in these sectors especially Du Pont. Du Pont anticipates double digit growth for 2008 with their agriculture business positioned for tremendous growth yet the stock price was down nearly 11% during the 4th quarter. We added Nucor (in the Materials sector) during the quarter. Its strong fundamentals and high dividend initially caught our eye and on a more macro-economic basis the weak dollar gives Nucor a price advantage compared to imports.

We have normally included a chart in the annual and semi-annual report comparing the Fund’s return to the Dow Jones Industrial Average and S&P 500 Index. Internally however, we look to a few other indices to gauge our performance. Two such indices are the S&P 500 CitiValue Index which is the value portion of the S&P 500 Index and the Russell 1000 Value Index. Each index returned -5.37% and -5.80% respectively for the 4th quarter and -4.98% and -6.03% for the last 6 months. Relative to these indices the Fund performed well. The benchmark you use may result in an entirely different picture being painted.

Semi-Annual Report December 31, 2007

Calendar Year Performance

For calendar year 2007, we managed a positive return of just over 0.5%. When we looked back to when we first began over 12 years ago, the Fund has posted positive calendar year performance for 10 of those 12 years. Although we haven’t always beaten the various widely followed benchmarks year after year, we’ve probably made you money over the years.

For the year, the Financials sector hit the portfolio the hardest. Worse losses were avoided when we liquidated our position in Washington Mutual when the extent of the subprime problems became apparent. These losses were offset by strong gains in the Technology and Consumer Staples sectors. For the year, six of the top ten performing stocks in the portfolio were from one of these two sectors.

Year in and year out, we are guided by certain fundamental principals. One of these is to try to preserve our investors’ principal by not taking undue risks. We won’t always beat the S&P 500 index, but we hope to minimize the downside risk when the market inevitably turns down. Another principal is to be consistent in the day to day management of the portfolio. We continually screen the large cap universe for undervalued stocks and adjust the portfolio to take advantage of those opportunities. We take a bottom-up valuation approach and invest in those companies with the most attractive potential for appreciation over the long-term.

As value investors, we know that sometimes it takes a while for the value we perceive in undervalued stocks to come to fruition. It requires patience and diligence (and a strong stomach). At this time last year, holdings in the Telecommunication and Healthcare sectors were the top contributors to the Fund’s performance.  However, it took a couple of years for the market to see what we saw.

Outlook

The outlook heading into 2008 abounds with uncertainty: weak housing market, weak dollar, high gold prices, high energy prices, higher unemployment, and tightened lending practices. This is a presidential election year and the “R” word is being bandied about. We think that the prudent road for the foreseeable future is to be a bit more defensive. Along with the low PE stocks with a strong dividend stream we like to own in the Fund, we want to take advantage of those companies that either derive revenue globally or whose products are priced more favorably domestically relative to their import competition. Accordingly, we’ve increased the Fund’s holdings in the Information Technology and Consumer Staples sectors. We’ve over-weighted companies such as Microsoft, Intel, Sara Lee, and Kellogg (each at approximately 4% of portfolio’s assets), and also own companies like IBM, Colgate-Palmolive, and Procter and Gamble (each at approximately 2% of portfolio’s assets).

As always, thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is 800-394-5064 or locally 303-623-2577.

Andrew Ngim	Nicholas Gerber
(January 23, 2008)

The S&P 500 Index is a broad–based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The Index performance above reflect the reinvestment of dividends but does not reflect any management fees or transaction costs. The S&P 500 CitiValue Index is a market value weighted index of stocks in the S&P 500 which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500. The Russell 1000 Value Index measures the performance of the top 1,000 companies from the universe of the 3,000 largest stocks in the U.S.

1-800-394-5064 ■ www.ameristock.com

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

IN THE AMERISTOCK MUTUAL FUND (AMSTX) AND

THE S & P 500 INDEX

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2007

Ameristock Mutual Fund, Inc.	Return
1 Year	0.54%
5 Years	8.06%
10 Years	7.45%
Since Inception
08/31/95	11.84%

CALENDAR YEAR RETURNS

Calendar Year Returns	AMSTX	S&P 500 Index
2007	0.54%	5.49%
2006	17.94%	15.79%
2005	-2.88%	4.91%
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%
1997	32.86%	33.75%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2007, the expense ratio of the Fund was 0.80%.

INDUSTRY PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2007

TOP 10 EQUITY HOLDINGS*
AS OF DECEMBER 31, 2007

Company	% of Net Assets
Microsoft Corp.	4.93%
Intel Corp.	4.69%
Texas Instruments Inc.	4.46%
Sara Lee Corp.	4.42%
Nucor Corp.	4.38%
The Progressive Corp.	4.24%
Kellogg Co.	4.23%
Dell Inc.	4.10%
Bank of America Corp.	4.06%
American Express Co.	3.68%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2007 and held until December 31, 2007.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value at 07/01/07	Ending Account Value at 12/31/07	Expense Paid During Period* 07/01/07 to 12/31/07
Actual Fund Return	$1,000.00	$949.70	$4.03
Hypothetical Fund Return	$1,000.00	$1,021.07	$4.18

* Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year divided by 365 days in the current year (to reflect the half year period).

SCHEDULE OF INVESTMENTS

December 31, 2007 (Unaudited)

Industry		Company	Symbol	Shares	Market Value
Common Stocks

Banking	11.04%	Bank of America Corp.	BAC	417,754	$17,236,530
		CitiGroup Inc.	C	431,816	12,712,663
		PNC Financial Services Group, Inc.	PNC	144,686	9,498,636
		Wachovia Corp.	WB	194,300	7,389,229

Capital Goods	3.50%	Caterpillar Inc.	CAT	42,400	3,076,544
		General Electric Co.	GE	317,905	11,784,738

Chemicals & Fertilizer	4.62%	Dow Chemical Co.	DOW	253,880	10,007,950
		Du Pont de Nemours & Co.	DD	217,600	9,593,984

Consumer Staples	14.82%	Coca-Cola Co.	KO	140,380	8,615,121
		Colgate-Palmolive Co.	CL	161,500	12,590,540
		Pepsico Inc.	PEP	168,960	12,824,064
		Procter & Gamble Co.	PG	137,200	10,073,224
		Sara Lee Corp.	SLE	1,167,800	18,754,868

Diversified	2.28%	3M Co.	MMM	114,520	9,656,326

Diversified Financial Services	3.68%	American Express Co.	AXP	300,000	15,606,000

Electronics	15.54%	Dell Inc. (a)	DELL	709,700	17,394,747
		Intel Corp.	INTC	746,160	19,892,626
		International Business Machines Corp.	IBM	89,600	9,685,760
		Texas Instruments Inc.	TXN	567,000	18,937,800

Food	4.23%	Kellogg Co.	K	342,000	17,931,060

Healthcare	8.87%	Bristol-Myers Squibb Co.	BMY	363,740	9,646,385
		Johnson & Johnson	JNJ	128,680	8,582,956
		Merck & Co. Inc.	MRK	162,940	9,468,444
		Pfizer Inc.	PFE	437,680	9,948,466

Insurance	4.24%	The Progressive Corp.	PGR	939,000	17,991,240

Iron-Steel	4.38%	Nucor Corp.	NUE	314,000	18,595,080

The accompanying notes are an integral part of the financial statements

December 31, 2007 (Unaudited)

Industry		Company	Symbol	Shares	Market Value
Oil & Gas	7.25%	BP PLC (ADR) (b)	BP	160,308	$11,729,737
		ChevronTexaco Corp.	CVX	113,228	10,567,569
		Exxon Mobil Corp.	XOM	90,200	8,450,838

Retailing	1.62%	Home Depot Inc.	HD	255,595	6,885,729

Services - Data Processing	0.60%	Automatic Data Processing Inc.	ADP	57,600	2,564,928

Software	5.01%	Broadridge Financial Solutions Inc.	BR	14,400	322,992
		Microsoft Corp.	MSFT	587,560	20,917,136

Telecommunications
	4.90%	AT&T Inc.	T	274,343	11,401,695
		Verizon Communications Inc.	VZ	214,809	9,385,005

Thrift and Mortgage	1.47%	Fannie Mae	FNM	156,370	6,251,672

Total Common Stocks	98.05%	(Cost $386,522,565)			$415,972,282

Short-Term Bank Debt Instruments	2.08%	Bank of America - London
		2.53%, due 1/2/08			810,210
		JPMorgan Chase - London
		2.53%, due 1/2/08			4,000,000
		Wachovia Bank - London
		2.53%, due 1/2/08			4,000,000

Total Short-Term Bank Debt Instruments	2.08%	(Cost $8,810,210)			$8,810,210

Total Investments	100.13%	(Cost $395,332,775)			$424,782,492
Other Liabilities in Excess of Assets	-0.13%				(543,653)

Net Assets	100.00%	Equivalent to $42.03 per share on 10,092,686 shares of Capital Stock Outstanding			$424,238,839

(a) Non-Income Producing Security

(b) ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (Unaudited)

Assets:
Investment Securities at Market Value (cost - see below)	$424,782,492
Accounts Receivable
Fund Shares Sold	155,776
Dividends	662,184
Total Assets	425,600,452

Liabilities:
Accounts Payable
Fund Shares Redeemed	1,057,410
Accrued Management Fee	295,910
Accrued Director’s Fees	8,293
Total Liabilities	1,361,613
Net Assets	$424,238,839

Net Assets Consist of:
Capital Paid In	$380,965,522
Accumulated Undistributed Net Investment Income	6,341,894
Accumulated Net Realized Gain on Investments	7,481,706
Net Unrealized Appreciation on Investments Based on Identified Cost	29,449,717
Net Assets	$424,238,839

Net Asset Value Per Share
Net Assets	$424,238,839
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	10,092,686
Net Asset Value	$42.03
Redemption Price per Share	$42.03
Cost of Investments	$395,332,775

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

Investment Income:
Dividends	$8,110,374
Interest	183,187
Total Investment Income	8,293,561

Expenses:
Management Fee (Note 2)	1,908,958
Directors Fees (Note 3)	42,320
Total Expenses	1,951,278
Net Investment Income	6,342,283

Realized and Unrealized Loss on Investments
Net Realized Gain on Investments	14,575,619
Net Change in Unrealized Appreciation / Depreciation on Investments	(44,423,907)
Net Realized and Unrealized Loss on Investments	(29,848,288)
Net Decrease in Net Assets Resulting from Operations	$(23,506,005)

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months
	Ended	For the Year
	December 31, 2007	Ended
	(Unaudited)	June 30, 2007
From Operations:
Net Investment Income	$6,342,283	$10,746,629
Net Realized Gain on Investments	14,575,619	19,708,461
Net Change in Unrealized Appreciation / Depreciation on Investments	(44,423,907)	70,251,984
	(23,506,005)	100,707,074

Distributions to Shareholders:
Net Investment Income	(4,900,254)	(21,963,550)
Capital Gains	(14,651,087)
	(19,551,341)	(21,963,550)

Share Transactions
Shares Sold	17,469,663	96,163,982
Shares Issued as Reinvestment of Dividends and Distributions	18,959,747	21,193,788
Cost of Shares Redeemed	(92,361,350)	(284,477,781)
	(55,931,940)	(167,120,011)

Net Decrease in Net Assets	(98,989,286)	(88,376,487)

Net Assets:
Beginning of Period	523,228,125	611,604,612
End of Period*	$424,238,839	$523,228,125

* Includes Accumulated Undistributed Net Investment Income of	$6,341,894	$4,899,865

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Six Months Ended December		For the Year Ended June 30,
	31, 2007*		2007	2006	2005	2004	2003
Net Asset Value at Beginning of Year	$46.36		$40.45	$39.66	$39.54	$35.93	$37.57
Net Investment Income(a)	0.61		0.81	0.87	0.83	0.75	0.66
Net Gains(Losses) on Securities - Realized and Unrealized	(3.39)		6.74	0.79	0.33	3.49	(1.40)
Total From Investment Operations	(2.78)		7.55	1.66	1.16	4.24	(0.74)

Dividend Distribution
Net Investment Income	(0.05)		(1.64)	(0.87)	(1.04)	(0.63)	(0.41)
Capital Gains	(1.50)		0.00	0.00	0.00	0.00	(0.49)
Total Distributions	(1.55)		(1.64)	(0.87)	(1.04)	(0.63)	(0.90)
Net Asset Value at End of Year	$42.03		$46.36	$40.45	$39.66	$39.54	$35.93
Total Return	(5.03	)%(b)	18.88%	4.27%	2.89%	11.88%	(1.77)%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$424.24		$523.23	$611.60	$1,208.54	$1,870.06	$1,601.41
Ratio of Expenses to Average Net Assets	0.82	%(c)	0.80%	0.79%	0.77%	0.77%	0.78%
Ratio of Net Investment Income to Average Net Assets	2.67	%(c)	1.85%	2.21%	2.10%	1.96%	1.97%
Portfolio Turnover Rate(d)	9.25%		15.85%	9.61%	0.00%	5.96%	3.21%

* Unaudited

(a)   Based on Average Shares Outstanding.

(b)   Total returns for periods less than one year are not annualized.

(c)   Annualized.

(d)   A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2007 were $42,791,039 and $108,685,839, respectively.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price, Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund used capital loss carry forwards of $198,670 during the year ended June 30, 2007.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Fund, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value (which, for purposes of SFAS No. 157, includes both valuation based on market quotations and fair value determinations when market quotations are not readily available), establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.

Management is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $1,908,958 from the Fund for the year ended December 31, 2007.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of December 31, 2007 constituted 80.76% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2007, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 58.64% of the Ameristock Mutual Fund, Inc.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At December 31, 2007, 100 million shares of capital stock ($.005 par value) were authorized and paid in capital amounted to $380,965,522 for the Ameristock Mutual Fund, Inc.

	For the Six Months	For the Year
	Ended 12/31/07	Ended 06/30/07
Shares Sold	386,255	2,228,250
Shares Issued in Reinvestment of Dividends and Distributions	448,964	481,998
Total	835,219	2,710,248
Shares Redeemed	(2,029,426)	(6,544,397)
Net Decrease in Shares	(1,194,207)	(3,834,149)
Shares Outstanding–Beginning of Period	11,286,893	15,121,042
Shares Outstanding–End of Period	10,092,686	11,286,893

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

As of December 31, 2007
Gross Appreciation (excess of value over tax cost)	$64,851,910
Gross Depreciation (excess of tax cost over value)	(35,402,193)
Net Unrealized Appreciation	$29,449,717
Cost of Investments for Income Tax Purposes	$386,522,565

6. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

The tax character of the distributions paid during the year ended June 30, 2007 and the year ended June 30, 2006 as follows:

	For the Year Ended June 30,
	2007	2006
Distributions paid from:
Ordinary Income	$21,963,550	$19,000,276
Long-Term Capital Gain	—	—
Total	$21,963,550	$19,000,276

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$5,414,528
Accumulated Net Realized Gain on Investments	7,042,511
Total	$12,457,039

7. CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

8. SECURITIES LENDING

The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2007, the Fund had no securities on loan.

9. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

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Investment Adviser

Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Directors

Alev M. Efendioglu
Nicholas D. Gerber
Stephen J. Marsh
Andrew F. Ngim
Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2007 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

P.O. Box 44266

Denver, CO 80201-4266

Item 2 - Code of Ethics

Not applicable to semi-annual report.

Item 3 - Audit Committee Financial Expert

Not applicable to semi-annual report

Item 4 - Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)                                  The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)       Not applicable to semi-annual report.

(a)(2)       The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex.99.Cert.

(a)(3)       Not applicable.

(b)           A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 7, 2008